Exhibit 21.1
LIST OF SUBSIDIARIES OF NEWMARK GROUP, INC.

ENTITY NAMES	DOMESTIC JURISDICTION
1 FLAXSEED LDN LTD	UNITED KINGDOM
1 SAWMILL LDN LTD	UNITED KINGDOM
10 FLORA LDN LTD	UNITED KINGDOM
100 WASP LDN LIMITED	UNITED KINGDOM
110 HERO HELIPAD LDN LIMITED	UNITED KINGDOM
130 JIGSAW LDN LTD	UNITED KINGDOM
15 HALFPENNY LDN LTD	UNITED KINGDOM
16 OAK BALLOT LDN LTD	UNITED KINGDOM
18 FLASHLIGHT LDN LTD	UNITED KINGDOM
189 SCHOOLHOUSE LDN LTD	UNITED KINGDOM
20 FARMHOUSE LDN LTD	UNITED KINGDOM
20 GRASSHOPPER LDN LTD	UNITED KINGDOM
21 CANDLEWICK LDN LTD	UNITED KINGDOM
28 KAYAK LDN LTD	UNITED KINGDOM
33 CAMCORDER LDN LTD	UNITED KINGDOM
33 STEM LDN LTD	UNITED KINGDOM
37 NIGHTWATCH LDN LTD	UNITED KINGDOM
375 PARK INVESTMENTS HOLDINGS LLC	DELAWARE
45 EVOKE LDN LTD	UNITED KINGDOM
49 SANDSTONE BOBCAT LDN LTD	UNITED KINGDOM
5 MEADOW LDN LTD	UNITED KINGDOM
55 BACKGAMMON LDN LTD	UNITED KINGDOM
8 SPACEFLIGHT LDN LTD	UNITED KINGDOM
80 OAK LDN LTD	UNITED KINGDOM
85 GRAPH ELEVATE LDN LTD	UNITED KINGDOM
ACRES BROKERAGE, LLC	UTAH
ACRES PROPERTY MANAGEMENT, LLC	UTAH
APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO
APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA
APARTMENT REALTY ADVISORS OF FLORIDA, INC.	FLORIDA
APARTMENT REALTY ADVISORS OF FLORIDA, LLC	FLORIDA
APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA
APARTMENT REALTY ADVISORS OF THE CAROLINAS, INC.	NORTH CAROLINA
APARTMENT REALTY ADVISORS, LLC	DELAWARE
APARTMENT REALTY ADVISORS/CENTRAL STATES, INC.	KANSAS
ARA CAL, INC.	CALIFORNIA
ARA DC LLC	DELAWARE
ARA NATIONAL LAND SERVICES, LLC	VIRGINIA
ARA NORTHWEST, LLC	OREGON
ARA OF OKLAHOMA/ARKANSAS LLC	DELAWARE
BERKELEY POINT CAPITAL HOLDINGS LLC	DELAWARE
BERKELEY POINT CAPITAL LLC	DELAWARE
BERKELEY POINT CAPITAL PARENT LLC	DELAWARE
BERKELEY POINT FINANCIAL LLC	DELAWARE
BERKELEY POINT INTERMEDIARY INC	DELAWARE
CFI EUROPE LIMITED	UNITED KINGDOM
CINCINNATI COMMERCIAL REAL ESTATE, INC.	OHIO
COMPUTERIZED FACILITY INTEGRATION, LLC	MICHIGAN

CORNISH & CAREY COMMERCIAL	CALIFORNIA
DIGIATECH, LLC	DELAWARE
ESN INVESTOR, LLC	DELAWARE
EXCESS SPACE RETAIL SERVICES, INC.	CALIFORNIA
FULCRUM COMMERCIAL REAL ESTATE SERVICES LLC	DELAWARE
FULCRUM COMMERCIAL REAL ESTATE SERVICES PRIVATE LIMITED	INDIA (CHENNAI)
G&E ACQUISITION COMPANY, LLC	DELAWARE
G&E APPRAISAL SERVICES, LLC	DELAWARE
G&E MANAGEMENT SERVICES, LLC	DELAWARE
G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE
G&E REAL ESTATE, INC.	DELAWARE
HARPER DENNIS HOBBS HOLDINGS LIMITED	UNITED KINGDOM
HARPER DENNIS HOBBS LIMITED	UNITED KINGDOM
IDAHO COMMERCIAL REAL ESTATE SPECIALISTS GROUP, LLC	IDAHO
JACKSON & COOKSEY CALIFORNIA, INC.	CALIFORNIA
JACKSON & COOKSEY, INC.	TEXAS
K 895 BROADWAY, LLC	NEW YORK
K FLEX, CORP.	DELAWARE
K OSH LDN LIMITED	UNITED KINGDOM
KNOTEL 101 NEW CAVENDISH LTD	UNITED KINGDOM
KNOTEL 1-2 BERNERS LTD	UNITED KINGDOM
KNOTEL 247 TOTTENHAM COURT LTD	UNITED KINGDOM
KNOTEL 27 BAKER LTD	UNITED KINGDOM
KNOTEL 300 ST JOHN LTD	UNITED KINGDOM
KNOTEL 7 SOHO SQUARE LTD	UNITED KINGDOM
KNOTEL 8 KEAN LTD	UNITED KINGDOM
KNOTEL 87-91 NEWMAN LTD	UNITED KINGDOM
KNOTEL AHOY! BERLIN GMBH	GERMANY
KNOTEL AMSTERDAM I B.V.	NETHERLANDS
KNOTEL BERLIN I, GMBH	GERMANY
KNOTEL BERLIN II, GMBH	GERMANY
KNOTEL BRASIL SERVICOS DE ESCRITORIO LTDA.	BRAZIL/LATIN AMERICA
KNOTEL DUBLIN I LTD.	IRELAND
KNOTEL ENGAGEMENT, LLC	DELAWARE
KNOTEL GERMANY, GMBH	GERMANY
KNOTEL HOLDINGS, LLC	DELAWARE
KNOTEL IRELAND LIMITED	IRELAND
KNOTEL JAPAN KABUSHIKI KAISHA	JAPAN
KNOTEL JOHNSON 3 LTD	UNITED KINGDOM
KNOTEL JOHNSON 4 LTD	UNITED KINGDOM
KNOTEL MANAGEMENT UK LIMITED	UNITED KINGDOM
KNOTEL MORAY HOUSE LTD	UNITED KINGDOM
KNOTEL NETHERLANDS B.V.	NETHERLANDS
KNOTEL OFFICE INDIA SERVICES PRIVATE LIMITED	INDIA (DELHI)
KNOTEL OPERATIONS, LLC	DELAWARE
KNOTEL UK LIMITED	UNITED KINGDOM
KNOTEL WAVERLEY HOUSE LTD	UNITED KINGDOM
KNOTEL WHITFIELD LTD	UNITED KINGDOM
KNOTEL WONDER, LLC	DELAWARE
KRAMWEN REAL ESTATE SERVICES PRIVATE LIMITED	INDIA (HYDERABAD)

MAVERICK LTS, INC.	TEXAS
MAVERICK PROJECT MANAGEMENT LLC	TEXAS
MAZEL HOLDING COMPANY, LLC	DELAWARE
MLG COMMERCIAL, LLC	WISCONSIN
MLG MANAGEMENT LLC	WISCONSIN
N 240 W 40TH ST NYC, LLC	NEW YORK
N 320 LINCOLN LA, LLC	DELAWARE
N 465 CALIFORNIA ST. SF, LLC	DELAWARE
N KNOTEL 105 MADISON, LLC	NEW YORK
N KNOTEL 110 WILLIAM LLC	NEW YORK
N KNOTEL 17W 20TH LLC	NEW YORK
N KNOTEL 36 W 14TH, LLC	NEW YORK
N KNOTEL 41 USW, LLC	NEW YORK
N KNOTEL 443 PAS, LLC	NEW YORK
N KNOTEL 475 PARK, LLC	NEW YORK
N KNOTEL 551 FIFTH AVE, LLC	NEW YORK
N KNOTEL 5-9 USW LLC	NEW YORK
N KNOTEL CANADA HOLDINGS, INC.	BRITISH COLUMBIA (CANADA)
N MEX HOLDINGS, LLC	DELAWARE
NB ACQUISITION LIMITED	UNITED KINGDOM
NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK
NEWMARK ACQUISITION CORP.	DELAWARE
NEWMARK ACQUISITION HOLDINGS, LLC	DELAWARE
NEWMARK BPF HOLDINGS, LLC	DELAWARE
NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK
NEWMARK GAYRIMENKUL YÖNETIMI LTD. ŞTI.	TURKEY
NEWMARK GP, LLC	DELAWARE
NEWMARK GROUP, INC.	DELAWARE
NEWMARK HOLDINGS, L.P.	DELAWARE
NEWMARK HOLDINGS, LLC	DELAWARE
NEWMARK INVESTOR I, LLC	DELAWARE
NEWMARK IRELAND REAL ESTATE LIMITED	IRELAND
NEWMARK KF SINGAPORE PTE. LTD.	SINGAPORE
NEWMARK KNIGHT FRANK AUSTRALIA PTY LTD	AUSTRALIA
NEWMARK KNIGHT FRANK CANADA, LTD.	CANADA (BRITISH COLUMBIA)
NEWMARK KNIGHT FRANK JAPAN CO., LTD.	JAPAN
NEWMARK LI LLC	NEW YORK
NEWMARK MIDWEST REGION, LLC	ILLINOIS
NEWMARK NOTES, LLC	NEW YORK
NEWMARK OF CONNECTICUT LLC	CONNECTICUT
NEWMARK OF LONG ISLAND LLC	NEW YORK
NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS
NEWMARK OF SOUTHERN CALIFORNIA, INC.	CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA
NEWMARK PARTNERS BRASIL - GERENCIAMENTO DE SERVICOS E ATIVIDADES DE INFRAESTRUTURA - EIRELI	BRAZIL/LATIN AMERICA
NEWMARK PARTNERS, L.P.	DELAWARE
NEWMARK REAL ESTATE BROKERAGE (SHANGHAI) CO., LTD.	CHINA (PEOPLES REPUBLIC OF) - SHANGHAI
NEWMARK REAL ESTATE COSTA RICA S.R.L.	COSTA RICA / LATIN AMERICA
NEWMARK REAL ESTATE OF ARIZONA, LLC	DELAWARE
NEWMARK REAL ESTATE OF COLOMBIA S.A.S.	COLOMBIA / LATIN AMERICA

NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS
NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS
NEWMARK REAL ESTATE OF MICHIGAN, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEVADA, LLC	DELAWARE
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY
NEWMARK REAL ESTATE OF OHIO, LLC	DELAWARE
NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY
NEWMARK REAL ESTATE OF WASHINGTON, LLC	DELAWARE
NEWMARK REAL ESTATE PANAMA, S.A.	PANAMA/LATIN AMERICA
NEWMARK RETAIL LLC	NEW YORK
NEWMARK S11 GP, LLC	DELAWARE
NEWMARK S11 HOLDINGS, LLC	DELAWARE
NEWMARK S11 LP, LLC	DELAWARE
NEWMARK SECURITIES, LLC	DELAWARE
NEWMARK SOUTHERN REGION, LLC	GEORGIA
NEWMARK SPV I, LLC	DELAWARE
NEWMARK SPV II, LLC	DELAWARE
NEWMARK TITLE SERVICES LLC	DELAWARE
NEWMARK TITLE SERVICES OF TEXAS, LLC	DELAWARE
NEWMARK VALUATION & ADVISORY, LLC	DELAWARE
NGKF GLOBAL CORPORATE SERVICES (EUROPE) LIMITED	UNITED KINGDOM
NGKF GLOBAL CORPORATE SERVICES LIMITED	UNITED KINGDOM
NGKF HONG KONG LIMITED	HONG KONG
NGKF, S.A. DE C.V.	MEXICO / LATIN AMERICA
NIGHTINGALE REALTY, LLC	NEW YORK
NKF GLOBAL CORPORATE AND REAL ESTATE SOCIEDAD LIMITADA	SPAIN (MADRID)
NRB, LLC	MASSACHUSETTS
O'BOYLE PROPERTIES, INC.	TEXAS
REXX INDEX, LLC	CONNECTICUT
RKF GROUP CALIFORNIA, INC.	CALIFORNIA
RKF GROUP CALIFORNIA, LLC	CALIFORNIA
RKF GROUP CANADA REAL ESTATE HOLDINGS ULC	CANADA (BRITISH COLUMBIA)
RKF GROUP CANADA REALTY	CANADA (ONTARIO)
RKF GROUP FLORIDA LLC	FLORIDA
RKF GROUP ILLINOIS LLC	ILLINOIS
RKF GROUP INTERNATIONAL REAL ESTATE HOLDINGS, LLC	DELAWARE
RKF GROUP MID-ATLANTIC LLC	VIRGINIA
RKF GROUP NEW JERSEY LLC	NEW JERSEY
RKF RETAIL HOLDINGS LLC	DELAWARE
ROBERT K. FUTTERMAN & ASSOCIATES LLC	NEW YORK
RRE GENERAL, LLC	COLORADO
RUDESILL-PERA MULTIFAMILY, LLC	TENNESSEE
SMITH MACK & CO., INC.	PENNSYLVANIA
SMITH MACK HOLDINGS, INC.	PENNSYLVANIA
SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA
SOUTHWEST RESIDENTIAL PARTNERS, INC.	TEXAS
SPACE MANAGEMENT	FRANCE
SPRING 11 ADVISORY SERVICES LIMITED	UNITED KINGDOM
SPRING 11 LLC	DELAWARE
SPRING 11 SA LLC	DELAWARE

SPRING11 HOLDINGS, L.P.	DELAWARE
SPRING11 RESEARCH AND CONSULTING INDIA PRIVATE LIMITED	INDIA (CHENNAI)
STEFFNER COMMERCIAL REAL ESTATE, LLC	TENNESSEE
THE CRE GROUP, INC.	CALIFORNIA
WALCHLE INVESTMENT GROUP, INC.	FLORIDA
WORKFRAME, INC.	DELAWARE